                       U.S. SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES AND EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 8, 1997


                               GATEWAY ENERGY CORPORATION
                ------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                       I-4766                 44-0651207
------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION OF    (COMMISSION             (IRS EMPLOYER
  INCORPORATION OR ORGANIZATION)      FILE NO.)         IDENTIFICATION NUMBER)


                            10842 OLD MILL ROAD, SUITE #5
                                  OMAHA, NE.  68154
                 ---------------------------------------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                    (402) 330-8268
                 ---------------------------------------------------

                                     NOT APPLICABLE
        ---------------------------------------------------------------------
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                                       Form 8-K

    Item 1.   Changes in Control of Registrant

                   Not Applicable

    Item 2.   Acquisition or Disposition of Assets

                   See Item 5

    Item 3.   Bankruptcy or Receivership

                   Not Applicable

    Item 4.   Changes in Registrant's Certifying Accountant

                   Not Applicable

    Item 5.   Other Events

                   On September 3, 1997 the Company sold for $3,500,000 in
              cash certain oil and gas producing interests and all of its approximate 66% limited partnership interest in Castex Energy 1995 LP ("Castex LP"), a Texas limited partnership engaged in the oil and gas exploration and production business in Louisiana. Management determined that the length of time expected for recovery of the Company's investment in Castex LP did not fit with the Company's strategic business plan. Management further believed that the cash price received for its limited partnership interest was favorable for the Company at this point in time. The Company had an approximately $300,000 gain on the sale of its interest in Castex LP. Management intends to utilize the proceeds for repayment of indebtedness, enhancement of its existing properties, and potential investment in new operating properties.

                   On September 8, 1997 the Company entered into a Settlement
              Agreement with Shoreham Pipeline Company ('Shoreham") of Houston, Texas to dissolve all of the joint venture arrangements between the Company and Shoreham and to settle litigation between the parties which was commenced in June, 1997. That litigation was reported in the Company's Form 10-Q for the period ended May 31, 1997.

                   Under the Agreement, the Company transferred its interest in six operating properties to Shoreham in return for $2,700,000, of which 20% was paid at closing and the remainder will be paid in twenty-four monthly installments beginning December 1, 1997 with interest at 9% per annum. In addition, Shoreham transferred its interest in nine other operating properties to the Company. The Company will now own one hundred percent of, and will manage those properties.
              The Company also agreed, with respect to the Shipwreck Pipeline System, that it will pay to Shoreham 5% of earnings before taxes, depreciation and amortization on that system. All matters pending in the litigation were settled and the court entered an order of dismissal on the litigation on September 11, 1997. The Company and Shoreham will have no further operating or business arrangements. The Company did not incur any material gain or loss as a result of the sale and exchange of the properties.

                   Consistent with the Company's strategic plan, the Company
              intends to actively manage and operate all of its properties, including those conveyed by Shoreham under the Agreement.
              Michael T. Fadden was elected as President and Chief Operating Officer of the Company at its September 4, 1997 annual board meeting and will oversee the operation of the Company's properties from its office in Houston, Texas. The Company has entered into contracts with third parties to perform the physical operation and maintenance of the systems. The Company has hired middle management employees to handle the other business operations of the properties.


    Item 6.   Resignations of Registrant's Directors

                   Not Applicable

    Item 7.   Financial Statements and Exhibits                   Page No.
              Pro Forma Balance Sheet as of May 31, 1997
               including explanation of adjustments.                 4

              Pro Forma Statement of Operations for the year
              ended February 28, 1997 including explanation
              of adjustments.                                        6

              Pro Forma Statement of Operations for the three
              months ended May 31, 1997 including explanation
              of adjustments.                                        9

    Item 8.   Change in Fiscal Year

              Not Applicable

    Item 9.   Sales of Equity Securities Pursuant to
              Regulation S.

              Not Applicable

                              GATEWAY ENERGY CORPORATION
                               PRO FORMA BALANCE SHEET
                                  AS OF MAY 31, 1997

                                                                     PRO FORMA ADJUSTMENTS
                                                                    ------------------------
                                                      As
                                                   Reported      Debit          Credit        Pro Forma
                                                 ----------- --------------  ------------    ------------
ASSETS

Current Assets
  Cash                                          $   254,300  (1)$ 3,100,000  (3)$  679,300   $  3,065,000
                                                             (2)    390,000
  Accounts Receivable                             2,018,700                                     2,018,700
  Other Current Assets                              444,900  (1)    350,000                     1,604,900
                                                             (2)    810,000
                                                -----------      ----------     ----------   ------------
                                                  2,717,900       4,650,000        679,300      6,688,600

Property and equipment
  Gathering, processing and
    transportation                               11,992,700  (2)    325,000  (2) 3,510,200      8,754,500
                                                                             (4)    53,000
  Other                                             303,700                                       303,700
                                                -----------      ----------     ----------   ------------
                                                 12,296,400         325,000      3,563,200      9,058,200
Accumulated depreciation and depletion            2,029,400  (2)    651,500                     1,373,100
                                                             (4)      4,800
                                                -----------      ----------     ----------   ------------
                                                 10,267,000         981,300      3,563,200      7,685,100

Other Assets
  Assets held for sale                            3,124,800                  (1) 3,124,800              0
  Equity investment in partnership                  401,100                                       401,100
  Other                                             261,500  (2)  1,350,000                     1,611,500
                                                -----------     -----------     ----------   ------------
                                                  3,787,400       1,350,000      3,124,800      2,012,600
                                                -----------     -----------     ----------   ------------
                                                $16,772,300     $ 6,981,300     $7,367,300   $ 16,386,300
                                                -----------     -----------     ----------   ------------
                                                -----------     -----------     ----------   ------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Notes payable and current maturities          $   412,700  (3)$   315,300     $            $     97,400
  Accounts payable                                1,757,200                  (1)    36,000      1,793,200
  Accrued expenses                                  254,800                                       254,800
                                                -----------     -----------     ----------   ------------
                                                  2,424,700         315,300         36,000      2,145,400

Long-term debt                                    2,124,000  (3)    364,000                     1,760,000
Minority interests                                  181,100  (4)    139,500                        41,600

Stockholders' Equity
  Common Stock                                    3,582,600                                     3,582,600
  Additional paid-in capital                     15,417,900                                    15,417,900
  Accumulated deficit                            (6,958,000)                 (1)   289,200     (6,561,200)
                                                                             (2)    16,300
                                                                             (4)    91,300
                                                -----------     -----------     ----------   ------------
                                                 12,042,500               0        396,800     12,439,300
                                                -----------     -----------     ----------   ------------
                                                $16,772,300     $   818,800     $  432,800   $ 16,386,300
                                                -----------     -----------     ----------   ------------
                                                -----------     -----------     ----------   ------------


                                          4


                              Gateway Energy Corporation
                              Explanation of Adjustments
                               Pro Forma Balance Sheet
                                     May 31, 1997

    1) At the closing in early September 1997, the Company sold all of its limited partnership interest in Castex Energy 1995 L.P. (approximately 66%) for $3,000,000. At the same time, the Company sold its working interests in other oil and gas producing properties for $150,000 in cash and a 30 day promissory note of $350,000. These assets had been classified as Assets Held for Sale at May 31, 1997 in anticipation of the transaction. As provided in the provisions of the Subordinated Notes issued in the recapitalization, approximately 4.3% of the net gain has been reserved for payment to those note holders. The following entry reflects those transactions, after allowing for $50,000 for legal fees and other closing costs:

         Cash                                   3,100,00
         Notes Receivable-Current                350,000
                Accounts Payable                                36,000
                Assets Held for Sale                         3,124,800
                Retained Earnings                              289,200

    2) On September 8, 1997, the Company reached an Agreement with Shoreham Pipeline Company, a joint venture partner in several joint ventures. The Company sold its interest in six joint ventures for $2.7 million and Shoreham's minority interest in nine other joint ventures. The fair value of Shoreham's interest in these nine systems is estimated at $325,000. An appraisal will be performed to ascertain the fair value of the interests acquired. In addition, the Company acquired Shoreham's 20% interest in a subsidiary in exchange for one gathering system. Twenty percent or $540,000 of the sales price was paid at closing. The remaining $2,160,000 is to be paid in twenty four equal monthly installments beginning December 1, 1997, with interest at 9%. The transaction terminated the operating association between the Company and Shoreham. The following entry reflects the transaction, net of $150,000 for legal fees and other closing costs:

         Cash                                   390,000
         Notes Receivable-Current               810,000
         Notes Receivable-Long-Term           1,350,000
         Accumulated Depreciation               651,500
         Gas Gathering Equipment                325,000
              Gas Gathering Equipment                       3,510,200
              Retained Earnings                                16,300

    3) The Company intends to retain a substantial portion of the cash proceeds from the above transactions for significant acquisitions. However, the pro forma balance sheet reflects the payment of certain short term and long term obligations with a portion of the proceeds.

         Notes Payable and Current Maturities   315,300
         Long-term Debt                         364,000
              Cash                                            679,300

    4) As discussed in Item 2, the Company acquired the remaining 20% of a subsidiary formed in 1995 to acquire certain offshore systems in exchange for one of the systems. The following entry reflects the exchange and the resulting change in minority interests:

         Minority Interest                      139,500
         Accumulated Depreciation                 4,800
              Gas Gathering Equipment                          53,000
              Retained Earnings                                91,300

                              GATEWAY ENERGY CORPORATION
                          PRO FORMA STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED FEBRUARY 28, 1997


                                                                            Pro Forma Adjustments
                                                                          ------------------------
                                                 As
                                              Reported                Debit              Credit               Pro Forma
                                           ------------           ------------        ------------          -------------
Operating Revenues                        $ 18,136,900        (1)  $ 9,462,500       $                      $   8,364,000
                                                              (3)      310,400
Operating Costs and Expenses
  Costs of Gas Purchased                    12,630,000                            (1)    6,331,700              6,298,300
  Other                                      4,983,900                            (1)    1,461,500              3,201,600
                                                                                  (3)      317,600
                                                                                  (6)        3,200
                                          ------------             -----------       -------------           ------------
                                            17,613,900                       0           8,114,000              9,499,900
                                          ------------             -----------       -------------           ------------
Operating Profit (Loss)                        523,000               9,772,900           8,114,000             (1,135,900)


Other Income (Expense)
  Equity in Earnings of Partnerships           465,800        (2)      266,000                                    199,800
  Interest Expense                            (425,600)                           (4)      352,500                (73,100)
  Other                                       (271,800)       (6)        3,100                                   (274,900)
                                          ------------             -----------       -------------          -------------
Earnings (Loss) Before Income Taxes            291,400              10,042,000           8,466,500             (1,284,100)

Income Taxes                                    66,000                            (7)       50,000                 16,000
                                          ------------             -----------       -------------          -------------
Net Earnings (Loss)                            225,400              10,042,000           8,516,500             (1,300,100)

Provision for Preferred Dividends            1,508,700                            (5)      144,000              1,364,700
                                          ------------             -----------       -------------          -------------
Loss Applicable to Common Stock           $ (1,283,300)            $10,042,000       $   8,660,500          $  (2,644,800)
                                          ------------             -----------       -------------          -------------
                                          ------------             -----------       -------------          -------------

Loss Per Common Share                     $      (0.95)                                                     $       (1.96)
                                          ------------             -----------       -------------          -------------
                                          ------------             -----------       -------------          -------------


Weighted Average Common Shares
  Outstanding                                1,351,000                                                          1,351,000
                                          ------------             -----------       -------------          -------------
                                          ------------             -----------       -------------          -------------

                              Gateway Energy Corporation
                              Explanation of Adjustments
                          Pro Forma Statement of Operations
                         For the Year Ended February 28, 1997

GENERAL - The adjustments reflected below give effect to the transactions as if they had been consummated on March 1, 1996, the beginning of the Company's fiscal year. The pro forma adjustments include the effects on continuing operations and do not reflect the gains on the transactions.

    1) The Company acquired the remaining interest in nine previous joint venture systems and sold its interest in six systems. The following reflects the elimination of the operating revenues, costs and expenses associated with the systems sold and the additional operating revenue, costs and expenses associated with the additional interests acquired. Prior to the transaction, the joint ventures were accounted for using proportional consolidation.

              Decrease in Revenues                     $9,462,500
              Decrease in Cost of Gas Purchased         6,331,700
              Decrease in Operating Expenses            1,461,500

    2) The following eliminates the earnings from the Company's limited partnership investment in Castex Energy 1995 L.P., accounted for on the equity method.

              Decrease in Equity in Earnings
                of Partnerships                          $266,000

    3) The following eliminates the operating revenue and related operating costs and expenses attributable to the Company's working interest in oil and gas producing properties.

              Decrease in Revenues                       $310,400
              Decrease in Operating Expenses              137,600
              Decrease in Depletion                       180,000

    4) The Company has assumed that certain of the cash proceeds would be utilized to retire existing debt obligations outstanding at March 1, 1996 or to eliminate the need for bridge loans and other financing incurred in fiscal 1997 to acquire property and for capital expenditures. The following represents the interest expense associated with the debt eliminated or not incurred of approximately $3.0 million.

              Decrease Interest Expense                  $352,500

    5) At the beginning of fiscal 1997, the Company had significant amounts of preferred stock outstanding, most with a dividend rate of 12% per annum. The preferred stock certificates of designation allowed the Company to call the preferred stock two years after issuance. The following assumes that the Company would have utilized the cash remaining after reduction of debt to call $1,200,000 of preferred stock.

              Decrease Preferred Stock Dividends         $144,000

    6) The Company acquired the remaining 20% interest in a subsidiary in exchange for an inactive system. The following reflects the change in minority interest and depreciation.

              Increase in Minority Interest                $3,100
              Decrease in Depreciation                      3,200

    7) The above adjustments resulted in significantly less taxable income for fiscal 1997. The following reflects the reduction in taxes to reflect the reduction of state income taxes and any federal alternative minimum taxes.

              Decrease Income Taxes                       $50,000

                              GATEWAY ENERGY CORPORATION
                          PRO FORMA STATEMENT OF OPERATIONS
                       FOR THE THREE MONTHS ENDED MAY 31, 1997

                                                                    Pro Forma Adjustments
                                                                    ----------------------
                                            As
                                         Reported               Debit                 Credit             Pro Forma
                                        ---------            ----------             ---------           -----------
Operating Revenues                    $ 2,964,700     (1)     $1,539,500       $                        $1,380,200
                                                      (3)         45,000
Operating Costs and Expenses
   Costs of Gas Purchased               1,826,600                              (1)     857,500             969,100
   Other                                1,119,500                              (1)     344,300             739,300
                                                                               (3)      35,100
                                                                               (6)         800
                                     ------------           ------------            ----------          ----------
                                        2,946,100                      0             1,237,700           1,708,400
                                     ------------           ------------            ----------          ----------
Operating Profit (Loss)                    18,600              1,584,500             1,237,700            (328,200)


Other Income (Expense)
  Equity in Earnings of Partnership       121,100     (2)         90,000                                    31,000
  Interest Expense                        (82,700)                             (4)      26,000             (56,700)
  Other                                     6,400     (6)          2,300       (5)      35,000              39,100
                                     ------------           ------------            ----------          ----------
Earnings (Loss) Before Income Taxes        63,400              1,676,800             1,298,700            (314,700)

Income Taxes                                3,000                                                            3,000
                                     ------------           ------------            ----------          ----------

Net Earnings (Loss)                     $  60,400             $1,676,800            $1,298,700           $(317,700)
                                     ------------           ------------            ----------          ----------
                                     ------------           ------------            ----------          ----------

Earnings (Loss) per Common Share         $  0.004                                                         $( 0.023)
                                     ------------                                                       ----------

Weighted Average Common Shares         14,059,400                                                       14,059,400
    Outstanding                      ------------                                                       ----------
                                     ------------                                                       ----------

                              Gateway Energy Corporation
                              Explanation of Adjustments
                           Pro Forma Statement of Operations
                       For the Three Months Ended May 31, 1997

    GENERAL - The adjustments reflected below assume that the transactions were consummated as of March 1, 1997. The pro forma adjustments include the effects on continuing operations and do not reflect the gains on the transactions.

    1) The Company acquired the remaining interest in nine systems and sold its interest in six systems. The following adjustment reflects the elimination of the revenue and expenses attributable to the systems sold and the additional revenue and expenses attributable to the systems acquired. Prior to the transaction, the joint ventures were accounted for using proportional consolidation.

              Decrease in Revenue                         $1,539,500
              Decrease in Cost of Gas Purchased              857,500
              Decrease in Operating Expenses                 344,300

    2) The following eliminates the earnings from the Company's investment in Castex Energy 1995 L.P.

              Decrease in Earnings of Partnership            $90,000

    3) The following entry eliminates the revenue and depletion attributable to the Company's working interest in oil and gas producing properties.

              Decrease in Operating Revenues                 $45,000
              Decrease in Depletion                           35,100

    4) The Company has assumed that a portion of the cash proceeds would be used to reduce or eliminate certain debt obligations. The following adjusts interest expense for the change in outstanding debt.

              Decrease Interest Expense                      $26,000

    5)   The Company has retained approximately $2.8 million in cash for future
         acquisitions.   The following reflects interest income at short-term
         interest rates of 5%.

              Increase in Interest Income                    $35,000

    6) The Company acquired the 20% interest in a subsidiary in exchange for a system. The following reflects the change in minority interest and depreciation.

              Increase in Minority Interest                   $2,300
              Decrease in Depreciation                           800

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  GATEWAY ENERGY CORPORATION



                                  /s/Neil A. Fortkamp
                                  ----------------------------
                                  Chief Financial Officer


September 23, 1997
----------------------------------
(Date)